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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 19, 2002
                                                   -----------------

                           Commission File No. 1-5517

                            SCIENTIFIC-ATLANTA, INC.
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             (Exact name of Registrant as specified in its charter)
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

                   Georgia                                         58-0612397
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(State or other jurisdiction of incorporation)     (I.R.S. Employer Identification Number)

 5030 Sugarloaf Parkway, Lawrenceville                               30044
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(Address of principal executive offices)                          (Zip Code)
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                                 (770) 236-5000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

On April 19, 2002, Scientific-Atlanta, Inc. (the "Company") announced that its Board of Directors had appointed Ernst & Young LLP as the Company's independent auditor for its 2002 fiscal year. The appointment of Ernst & Young was made by the Board of Directors on the recommendation of its Audit Committee and concluded an extensive evaluation process. Ernst & Young will replace Arthur Andersen LLP as the independent auditor for the Company. On April 19, we also notified Arthur Andersen of our decision to change auditors.

Arthur Andersen's reports on the financial statements for the fiscal years ended June 30, 2000 and June 29, 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years through the date of this Form 8-K (the "Two-Year Period"), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with the report. During the Two-Year Period, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter stating its agreement with such statements.

During the Two-Year Period, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

Exhibit 16 Letter dated April 22, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.

Exhibit 99   Press Release dated April 19, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SCIENTIFIC-ATLANTA, INC.



Date:  April 26, 2002              By:   /s/ Wallace G. Haislip
       --------------                   ----------------------------------------
                                   Name:  Wallace G. Haislip
                                   Title: Senior Vice President, Chief Financial
                                          Officer and Treasurer